BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

SUITE 2700

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

April 28, 2005

TO:

Aegis Asset Backed Securities Trust 2005-2

Wells Fargo Bank, N.A., as Administrator

ATTENTION:

Client Manager – AEGIS 2005-2

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNSC6953

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Current Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Aegis Asset Backed Securities Trust 2005-2 (“Counterparty”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions, as supplemented by the Annex thereto (June 2000 Version) (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency—Cross Border) and, accordingly, an agreement in such form but without any Schedule attached thereto and with all elections, modifications and amendments to such form contained herein (the "ISDA Form Master Agreement") shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the Transfer and Servicing Agreement dated as of April 1, 2005, among the Counterparty, as Issuer, Aegis Asset Backed Securities Corporation, as Depositor, Aegis REIT Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, Administrator and Custodian, Ocwen Federal Bank FSB, as Servicer, The Murrayhill Company, as Credit Risk Manager, and Wachovia Bank, National Association, as Indenture Trustee (the “Transfer and Servicing Agreement”).

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period in the Schedule I attached hereto.
Trade Date:	April 14, 2005
Effective Date:	April 28, 2005
Termination Date:	April 25, 2009

Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2005 and ending on the Termination Date, with No Adjustment.
Fixed Rate Payer Payment Date:

The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:	3.93750%
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	BSFP
Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate for initial Calculation Period:	To be determined
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Days:

Any day other than (i) a Saturday or a Sunday, or (ii) either (1) a day on which banking institutions in New York, New York, or (2) the States of North Carolina, Delaware, Maryland, Minneapolis, Minnesota, Florida, Colorado or Texas are closed.

Business Day Convention:	Following

3.

Additional Provisions:

(1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)

Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

Section 5(a)(i) of the ISDA Form Master Agreement is hereby amended by deleting the word “third” therein and replacing it with the word “second.”

(d)

“Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP and will not apply to Counterparty.

(e)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to BSFP and will not apply to Counterparty.

(f)

“Misrepresentation” provisions of Section 5(a)(iv) will not apply to BSFP and will not apply to Counterparty.

(g)

The “Merger Without Assumption” provision of Section 5(a)(viii) will apply to BSFP and will not apply to Counterparty.

(h)

The “Cross Default” provision of Section 5(a)(vi) will not apply to BSFP or Counterparty.

(h)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i)

The “Bankruptcy” provision of Section 5(a)(vii)(2) will apply to BSFP and will not apply to Counterparty.

(j)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(k)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(l)

"Termination Currency" means United States Dollars.

3)

Tax Representations.  BSFP  represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4)

[Reserved]

5)

Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver Document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP	A copy of its most recent audited consolidated financial statements	Promptly after the request of by other Party

(3)

BSFP will provide a legal opinion as to corporate matters, including enforceability, reasonably acceptable to the Counterparty.

6)

Miscellaneous. Miscellaneous

(a)

Address for Notices:  For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York  10179

Attention:

DPC Manager – Suite 2700

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

Wells Fargo Bank, N.A., as Administrator

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager-AEGIS 2005-2

Facsimile:

410-715-2380

Phone:

410-884-2000

with a copy to:

Address:

Wilmington Trust Company as Owner Trustee

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention:

Corporate Trust Administration

Facsimile:

302-636-4140

Phone:

302-651-1000

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BSFP.

(f)

Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law.

The parties to this Agreement hereby agree that the law of the State of  New York shall govern their rights and duties in whole.

(i)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording.

Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7)

"Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that neither BSFP nor Counterparty shall be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)

Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1)

Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i)

It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii)

It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)

Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)

Principal.  It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise and the other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.”

9)

Limitation of Liability.   It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee of Aegis Asset Backed Securities Trust 2005-2, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of Aegis Asset Backed Securities Trust 2005-2 is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only Aegis Asset Backed Securities Trust 2005-2, (iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Aegis Asset Backed Securities Trust 2005-2 under this Agreement or any other related documents.

10)

Proceedings.  BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the Notes.

11)

Set-off.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

12)

Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

(i)

BSFP fails to comply with the Rating Agency Downgrade provisions as set forth in Section 13.  For all purposes of this Agreement, BSFP shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Section 12.

(ii)

Counterparty is terminated pursuant to the Transfer and Servicing Agreement.

(iii)

The Transfer and Servicing Agreement is amended or modified without the prior written consent of BSFP, where such consent is required under the terms of Section 10.1 of the Transfer and Servicing Agreement.

(iv)

Notice of the Ownership Certificate holder’s or the Servicer's intention to exercise its option to purchase the Mortgage Loans pursuant to Section 9.1 of the Transfer and Servicing Agreement is given by the Indenture Trustee to Noteholders pursuant to Section 9.2 of the Transfer and Servicing Agreement.

(v)

If the Indenture Trustee is unable to pay its Class IA1, IA2. IA3. IIA1 and IIA2 Notes or fails or admits in writing its inability to pay it’s Class IA1, IA2. IA3. IIA1 and IIA2 Notes as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

13)

Rating Agency Downgrade.

(1)

It shall be a collateralization event (Collateralization Event) if (A) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "A1" by Moody's Investors Service, Inc. (Moody's) or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody’s and the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) or either (i) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below “A-1” by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below “A+” by S&P.  For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to qualify as a Swap Agreement for purposes of the payment priorities in Sections 4.1 and 4.7 of the Transfer and Servicing Agreement.  During any period in which a Collateralization Event is occurring, BSFP shall either (i) post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex and has been approved in writing by the Rating Agencies (as defined in the Transfer and Servicing Agreement) or (ii) obtain a substitute counterparty that (a) is reasonably acceptable to Counterparty and approved in writing by the Rating Agencies (as defined in the Transfer and Servicing Agreement), (b) satisfies the Hedge Counterparty Ratings Requirement (as defined herein) and (c) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable.   To the extent that BSFP elects or is required to post collateral pursuant to this Section 13, BSFP shall request its legal counsel to deliver to each applicable Rating Agency within thirty (30) calendar days of the occurrence of such Collateralization Event an opinion as to the enforceability of the ISDA Credit Support Annex.

(2)

It shall be a ratings event (Ratings Event) if at any time after the date hereof BSFP shall fail to satisfy the Hedge Counterparty Ratings Threshold.  Hedge Counterparty Ratings Threshold shall mean (A) the unsecured,  long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “BBB-” by S&P, (B) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A3" by Moody’s (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated at least “P-2” by Moody’s (and such rating is not on watch for possible downgrade) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from Moody’s, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A2” by Moody’s.  For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to qualify as a Hedge Agreement for purposes of the Priority of Payments (as defined below).

(3)

Following a Ratings Event, BSFP shall take the following actions:

(a)

BSFP, at its sole expense, shall (i) commence actively to seek to obtain a substitute counterparty that (A) is approved in writing by the Rating Agencies, (B) satisfies the Hedge Counterparty Ratings Requirement and (C) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable, and (ii) be required to post collateral as set forth in (b) below;

(b)

If BSFP has not obtained a substitute counterparty as set forth in (3)(a) above within 30 days (or, in the case of a failure to meet the requirements of subparagraph (A) of the definition of "Hedge Counterparty Ratings Threshold", within 15 Business Days) of the Ratings Event, then BSFP shall continue to seek a substitute counterparty, on or prior to the expiration of such period, post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex.  Notwithstanding anything contained herein to the contrary, if BSFP is required to transfer its rights and obligations under this Agreement pursuant to this Part 5(b)(3) as a result of a rating issued by S&P, BSFP shall, at all times prior to such transfer, be required to post collateral in accordance with (i) the terms of an ISDA 1994 New York Law Credit Support Annex or (ii) an agreement with Counterparty providing for the posting of collateral, which agreement shall satisfy the Rating Condition and require BSFP to post the required collateral.

Hedge Counterparty Ratings Requirement shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A-1” by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A+” by S&P, (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A1" by Moody’s (and if rated “A1” by Moody’s, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “P-1” by Moody’s (and if rated “P-1” by Moody’s, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody’s, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “Aa3” by Moody’s (and if rated “Aa3” by Moody’s, such rating is not on watch for possible downgrade), and (c) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A+” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

14)

Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA form Master Agreement, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty the Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA form Master Agreement with respect to BSFP as the Burdened Party.  For purposes of the Transaction to which this Agreement relates, Counterparty’s only obligation under Section 2(a)(i) of the ISDA form Master Agreement is to pay the Fixed Amounts on the Fixed Rate Payer Payment Date.

15)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P, Moody’s and Fitch have all been provided notice of the same and confirm in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

16)

Limited Recourse Non-petition.  The liability of the Counterparty in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Estate (as defined in Transfer and Servicing Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Transfer and Servicing Agreement and the Indenture.  Upon application of  all of the assets in the Trust Estate (and proceeds thereon) in accordance with the Transfer and Servicing Agreement and Indenture, BSFP shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account  Number: 102-04654-1-3

Attention: Derivatives Department

Acknowledgment of Charge.  BSFP hereby acknowledges that Counterparty has granted a first priority security interest in its rights under this Agreement and has assigned this Agreement to the Indenture Trustee pursuant to the Indenture, and consents thereto, and BSFP hereby consents to any transfer of such rights pursuant to an exercise of creditor’s remedies in respect of such security interest or assignment.  BSFP hereby agrees that, unless notified in writing by the Indenture Trustee of other payment instructions, any and all amounts payable by BSFP to Counterparty under this Agreement shall be paid to the Administrator at the following account:

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA #:  121000248

Account Name:  SAS Clearing

Account #:  3970771416

FFC to :  Aegis 2005-2, Account #17161800

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:   /s/Annie Manevitz

Name:  Annie Manevitz

Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

AEGIS ASSET BACKED SECURITIES TRUST 2005-2

By:

WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY

BUT SOLELY AS OWNER TRUSTEE

By:    /s/Janel R. Havrilla

Name:  Janel R. Havrilla

Title:  Financial Services Officer

lm

SCHEDULE I

(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount (USD)

Effective Date	05/25/05	975,500,000
05/25/05	06/25/05	937,559,129
06/25/05	07/25/05	900,895,664
07/25/05	08/25/05	865,442,094
08/25/05	09/25/05	831,135,706
09/25/05	10/25/05	797,918,530
10/25/05	11/25/05	765,737,262
11/25/05	12/25/05	734,543,179
12/25/05	01/25/06	704,292,034
01/25/06	02/25/06	674,943,939
02/25/06	03/25/06	646,463,230
03/25/06	04/25/06	618,818,306
04/25/06	05/25/06	591,981,463
05/25/06	06/25/06	566,265,424
06/25/06	07/25/06	541,623,310
07/25/06	08/25/06	518,010,204
08/25/06	09/25/06	495,383,070
09/25/06	10/25/06	473,700,678
10/25/06	11/25/06	452,923,520
11/25/06	12/25/06	433,013,748
12/25/06	01/25/07	413,935,095
01/25/07	02/25/07	381,219,139
02/25/07	03/25/07	345,473,067
03/25/07	04/25/07	62,614,628
04/25/07	05/25/07	59,366,449
05/25/07	06/25/07	56,239,089
06/25/07	07/25/07	53,228,052
07/25/07	08/25/07	50,329,008
08/25/07	09/25/07	47,537,789
09/25/07	10/25/07	44,850,384
10/25/07	11/25/07	42,262,930
11/25/07	12/25/07	39,771,709
12/25/07	01/25/08	37,373,140
01/25/08	02/25/08	35,063,779
02/25/08	03/25/08	32,840,308
03/25/08	04/25/08	23,467,266
04/25/08	05/25/08	21,718,529
05/25/08	06/25/08	20,032,995
06/25/08	07/25/08	18,408,395
07/25/08	08/25/08	16,842,537
08/25/08	09/25/08	15,333,309
09/25/08	10/25/08	13,878,676
10/25/08	11/25/08	12,476,673
11/25/08	12/25/08	11,125,409
12/25/08	01/25/09	9,823,057
01/25/09	02/25/09	8,567,859
02/25/09	03/25/09	7,358,118
03/25/09	Termination Date	6,192,198

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

SUITE 2700

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

April 28, 2005

TO:

Aegis Asset Backed Securities Trust 2005-2

Wells Fargo Bank, N.A., as Administrator

ATTENTION:

Client Master – Aegis 2005-2

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Mortgage Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXAEG052C1

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Current Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Aegis Asset Backed Securities Trust 2005-2 (“Counterparty”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions, as supplemented by the Annex thereto (June 2000 Version) (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency—Cross Border) and, accordingly, an agreement in such form but without any Schedule attached thereto and with all elections, modifications and amendments to such form contained herein (the "ISDA Form Master Agreement") shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the Transfer and Servicing Agreement dated as of April 1, 2005, among the Counterparty, as Issuer, Aegis Asset Backed Securities Corporation, as Depositor, Aegis REIT Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, Administrator and Custodian, Ocwen Federal Bank FSB, as Servicer, The Murrayhill Company, as Credit Risk Manager, and Wachovia Bank, National Association, as Indenture Trustee (the “Transfer and Servicing Agreement”).

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap
Notional Amount:	With respect to any Calculation Period, with a floor of zero, the lower of:
(i) the Maximum Notional Balance amount set forth for such period in the Schedule of Notional Amounts, attached hereto, and
(ii) the Bond Balance minus the Swap Notional Balance amount set forth for such period in the Schedule of Notional Amounts
Bond Balance:	For each Calculation Period, the outstanding principal balance of the Notes issued by Aegis Asset-Backed Securities Trust 2005-2 as of the first day of such Calculation Period.
Trade Date:	April 22, 2005
Effective Date:	May 25, 2005
Termination Date:

March 25, 2007, provided, however, for the purposes of determining the Floating Amount to be paid in respect of the final Calculation Period, such date shall be subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):
Fixed Amount Payer:	Counterparty
Fixed Amount Payer Payment Date:	April 28, 2005
Fixed Amount:	USD 1,045,000
Floating Amounts:
Floating Rate Payer:	BSFP
Cap Rate:	3.0%
Floating Rate Payer Period End Dates

The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than 7.0% then the Floating Rate Option for such Calculation Period shall be deemed to be 7.0%
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Business Days:

Any day other than (i) a Saturday or a Sunday, or (ii) either (1) a day on which banking institutions in New York, New York, or (2) the States of North Carolina, Delaware, Maryland, Minneapolis, Minnesota, Florida, Colorado or Texas are closed.

Business Day Convention:	Following

3.

Additional Provisions:

(1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)

Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

Section 5(a)(i) of the ISDA Form Master Agreement is hereby amended by deleting the word “third” therein and replacing it with the word “second.”

(d)

“Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP and will not apply to Counterparty.

(e)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to BSFP and will not apply to Counterparty.

(f)

“Misrepresentation” provisions of Section 5(a)(iv) will not apply to BSFP and will not apply to Counterparty.

(g)

The “Merger Without Assumption” provision of Section 5(a)(viii) will apply to BSFP and will not apply to Counterparty.

(h) The “Cross Default” provision of Section 5(a)(vi) will not apply to BSFP or Counterparty.

(h)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i)

The “Bankruptcy” provision of Section 5(a)(vii)(2) will apply to BSFP and will not apply to Counterparty.

(j)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(k)

Payments on Early Termination.  For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(l)

"Termination Currency" means United States Dollars.

3)

Tax Representations.  BSFP  represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4)

[Reserved]

5)

Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP	A copy of its most recent audited consolidated financial statements	Promptly after the request of by other Party

(3)

BSFP will provide a legal opinion as to corporate matters, including enforceability, reasonably acceptable to the Counterparty.

6)

Miscellaneous. Miscellaneous

(a)

Address for Notices:  For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York  10179

Attention:

DPC Manager – Suite 2700

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

Wells Fargo Bank, N.A. , as Administrator

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager-AEGIS 2005-1

Facsimile:

410-715-2380

Phone:

410-884-2000

with a copy to:

Address:

Wilmington Trust Company as Owner Trustee

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention:

Corporate Trust Administration

Facsimile:

302-636-4140

Phone:

302-651-1000

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BSFP.

(f)

Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law.

The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording.

Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7)

"Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that neither BSFP nor Counterparty shall be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)

Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1)

Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i)

It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii)

It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)

Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)

Principal.  It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise and the other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.”

9)

Limitation of Liability.   It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee of Aegis Asset Backed Securities Trust 2005-2, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of Aegis Asset Backed Securities Trust 2005-2 is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only Aegis Asset Backed Securities Trust 2005-2, (iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Aegis Asset Backed Securities Trust 2005-2 under this Agreement or any other related documents.

10)

Proceedings.  BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the Notes.

11)

Set-off.  The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

12)

Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

(i)

BSFP fails to comply with the Rating Agency Downgrade provision as set forth in Section 13.  BSFP shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this section 12 (i).

(ii)

Counterparty is terminated pursuant to the Transfer and Servicing Agreement.

(iii)

The Transfer and Servicing Agreement is amended or modified without the prior written consent of BSFP, where such consent is required under the terms of Section 10.1 of the Transfer and Servicing Agreement.

(iv)

Notice of the Ownership Certificateholder’s or the Servicer's intention to exercise its option to purchase the Mortgage Loans pursuant to Section 9.1 of the Transfer and Servicing Agreement is given by the Indenture Trustee to Noteholders pursuant to Section 9.2 of the Transfer and Servicing Agreement.

13)

Rating Agency Downgrade.  (1)  It shall be a collateralization event (Collateralization Event) if (A) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "A1" by Moody's Investors Service, Inc. (Moody's) or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody’s and the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) or either (i) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below “A-1” by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below “A+” by S&P.  For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to qualify as a Swap Agreement for purposes of the payment priorities in Sections 4.1 and 4.7 of the Transfer and Servicing Agreement.  During any period in which a Collateralization Event is occurring, BSFP shall either (i) post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex, or (ii) obtain a substitute counterparty that (a) is reasonably acceptable to Counterparty and approved in writing by the Rating Agencies (as defined in the Transfer and Servicing Agreement), (b) satisfies the Hedge Counterparty Ratings Requirement (as defined herein) and (c) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable.   To the extent that BSFP elects or is required to post collateral pursuant to this Section 13. BSFP shall request its legal counsel to deliver to each applicable Rating Agency within thirty (30) calendar days of the occurrence of such Collateralization Event an opinion as to the enforceability of the ISDA Credit Support Annex.

(2)

It shall be a ratings event (Ratings Event) if at any time after the date hereof BSFP shall fail to satisfy the Hedge Counterparty Ratings Threshold.  Hedge Counterparty Ratings Threshold shall mean (A) the unsecured,  long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “BBB-” by S&P, (B) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A3" by Moody’s (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated at least “P-2” by Moody’s (and such rating is not on watch for possible downgrade) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from Moody’s, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A2” by Moody’s,.  For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to qualify as a Hedge Agreement for purposes of the Priority of Payments (as defined below).

(3)

Following a Ratings Event, BSFP shall take the following actions:

(a)

BSFP, at its sole expense, shall (i) commence actively to seek to obtain a substitute counterparty that (A) is approved in writing by the Rating Agencies, (B) satisfies the Hedge Counterparty Ratings Requirement and (C) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable, and (ii) be required to post collateral as set forth in (b) below;

(b)

If BSFP has not obtained a substitute counterparty as set forth in (3)(a) above within 30 days (or, in the case of a failure to meet the requirements of subparagraph (A) of the definition of "Hedge Counterparty Ratings Threshold", within 15 Business Days) of the Ratings Event, then BSFP shall continue to seek a substitute counterparty, on or prior to the expiration of such period, post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex.  Notwithstanding anything contained herein to the contrary, if BSFP is required to transfer its rights and obligations under this Agreement pursuant to this Part 5(b)(3) as a result of a rating issued by S&P, BSFP shall, at all times prior to such transfer, be required to post collateral in accordance with (i) the terms of an ISDA 1994 New York Law Credit Support Annex or (ii) an agreement with Counterparty providing for the posting of collateral, which agreement shall satisfy the Rating Condition and require BSFP to post the required collateral.

Hedge Counterparty Ratings Requirement shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A-1” by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A+” by S&P, (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A1" by Moody’s (and if rated “A1” by Moody’s, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “P-1” by Moody’s (and if rated “P-1” by Moody’s, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody’s, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “Aa3” by Moody’s (and if rated “Aa3” by Moody’s, such rating is not on watch for possible downgrade), and (c) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A+” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

14)

Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty the Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Event pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.  For purposes of the Transaction to which this Agreement relates, Counterparty’s only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amounts on the Fixed Rate Payer Payment Date.

15)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P, Moody’s and Fitch have all been provided notice of the same and confirm in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

 16)

Limited Recourse Non-petition.  The liability of the Counterparty in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Estate (as defined in Transfer and Servicing Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Transfer and Servicing Agreement and the Indenture.  Upon application of  all of the assets in the Trust Estate (and proceeds thereon) in accordance with the Transfer and Servicing Agreement and Indenture, BSFP shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account  Number: 102-04654-1-3

Attention: Derivatives Department

Acknowledgment of Charge.  BSFP hereby acknowledges that Counterparty has granted a first priority security interest in its rights under this Agreement and has assigned this Agreement to the Indenture Trustee pursuant to the Indenture, and consents thereto, and BSFP hereby consents to any transfer of such rights pursuant to an exercise of creditor’s remedies in respect of such security interest or assignment.  BSFP hereby agrees that, unless notified in writing by the Indenture Trustee of other payment instructions, any and all amounts payable by BSFP to Counterparty under this Agreement shall be paid to the Administrator at the following account:

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA # 121000248

Account Name:  SAS Clearing

Account # 3970771416

FFC to :Aegis 2005-1, Account #17161800

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Agreement and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Agreement to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Robert DeCeglie by telephone at 212-272-5531.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:

 /s/Annie Manevitz

Name:  Annie Manevitz

Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

AEGIS ASSET BACKED SECURITIES TRUST 2005-2

By:  WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER TRUSTEE

By:    /s/Janel R. Havrilla

Name:  Janel R. Havrilla

Title:  Financial Services Officer

pwp

SCHEDULE OF NOTIONAL AMOUNTS

(all such dates subject to adjustment in accordance with the Business day Convention)

Floating Rate Payer Period End Dates		Maximum Notional Balance	Swap Notional Balance
		(USD)	(USD)
From and Including	To but Excluding
Effective Date	6/25/2005	27,538,912	937,559,129
6/25/2005	7/25/2005	51,817,441	900,895,664
7/25/2005	8/25/2005	72,402,230	865,442,094
8/25/2005	9/25/2005	87,609,104	831,135,706
9/25/2005	10/25/2005	99,006,364	797,918,530
10/25/2005	11/25/2005	106,210,935	765,737,262
11/25/2005	12/25/2005	108,730,341	734,543,179
12/25/2005	1/25/2006	105,092,713	704,292,034
1/25/2006	2/25/2006	96,319,274	674,943,939
2/25/2006	3/25/2006	83,868,163	646,463,230
3/25/2006	4/25/2006	66,685,996	618,818,306
4/25/2006	5/25/2006	54,907,851	591,981,463
5/25/2006	6/25/2006	44,589,078	566,265,424
6/25/2006	7/25/2006	39,600,990	541,623,310
7/25/2006	8/25/2006	37,425,617	518,010,204
8/25/2006	9/25/2006	36,262,977	495,383,070
9/25/2006	10/25/2006	36,050,788	473,700,678
10/25/2006	11/25/2006	36,486,054	452,923,520
11/25/2006	12/25/2006	36,820,350	433,013,748
12/25/2006	1/25/2007	36,583,562	413,935,095
1/25/2007	2/25/2007	49,072,015	381,219,139
2/25/2007	Termination Date	62,789,615	345,473,067